Exhibit 10.13

(English Translation)

JUNAN HONGRUN FOODSTUFF CO., LTD.

Sales Contract

Contract No: HR073502B
Date: 10,SEP.2006

The Buyer: SHINSEI FOODS CO., LTD.

The Seller: JUNAN HONGRUN FOODSTUFF CO., LTD.
The Seller and Buyer have agreed to close the following transactions according to the terms and conditions stipulated as below:

1 Commodity description	2 Packing	3Quantity	4 Unit Price	5 Amount
PEELED CHESTNUTS PRODUCTS	18L/ 12.5KG/CAN	361MT	FOB QINGDAO USD5000.00/MT	USD1,805,000.00

Total amount: USD:ONE MILLION EIGHT HUNDRED AND FIVE THOUSAND ONLY

6. Time of Delivery: BEFORE.30,DEC.2006

7. Port of Loading: CHINA PORT

8. Port of Destination: JAPAN PORT

9. Shipping marks: N/M

10. Terms of Payment: BY T/T

11. Insurance: to be effected by The Buyer .

12. 5 % more or less in quantity and amount is allowed.

13. Quality/quantity claims: if any, quality claims should be sent to the Seller in written form during next 14days after discharging of merchandise; quantity claims should be sent to the Seller in written form during next 3 days after discharging of merchandise.

14. Responsibilities of the parties: In case of either party’s refusal of performance of the present contract, it pays the other party the penalty of 25% of the amount of the covered goods and restitutes the relative losses in spite of the penalty.

15. Force Majeure: The Seller shall not be held reliable for failure or delay in delivery of the covered cargo or a portion under the present contract in consequence of any force majeure incidents.

15. Arbitration: All dispute, if any, arising form or in connection with the performance of the contract shall be settled through friendly discussion/negotiation by both parties. otherwise, to be presented to the China Relevant Authorities for arbitration, and the decision is the final for both parties.

17. Other: As per the Popular Practice and Uniforms of the International Trade.

The buyer: Shinsei Foods Co., Ltd.
President: /s/ Teruyoshi Kanbara

The seller: Shandong Green Foodstuff Co., Ltd.
/s/ Chen Si